Assignment of

Leases and Rents and Security Deposits

Prepared by and upon recordation,
return to:

Winston & Strawn LLP
200 Park Avenue
New York, New York 10166
Attn: Corey A. Tessler, Esq.
Oakview Plaza
Loan No.: 50-2858289

ASSIGNMENT OF LEASES AND RENTS AND SECURITY DEPOSITS

THIS ASSIGNMENT OF LEASES AND RENTS AND SECURITY DEPOSITS (“Assignment”), dated as of December 20, 2006, by the Person identified on the signature page hereof, (“Assignor”), having the address set forth on the signature page hereof, to WACHOVIA BANK, NATIONAL ASSOCIATION (“Assignee”), having an address at Commercial Real Estate Services, 8739 Research Drive URP - 4, NC 1075, Charlotte, North Carolina 28262.

RECITALS

Assignee has made a loan to Assignor in the principal sum of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($27,500,000.00), inter alia, for the purpose of acquiring certain real property (the “Property”) and the improvements thereon to be owned by and leased by Assignor to various tenants. The real property identified on Exhibit A annexed hereto and made a part hereof, owned by Assignor, constitutes a part of the Property. The loan made to Assignor is evidenced by the Note which is to be secured, among other things, by this Assignment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. All capitalized undefined terms used herein shall have the respective meanings assigned thereto in the Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing of even date herewith (hereinafter referred to as the “Security Instrument”) made by or between, as applicable, Assignor to or and, as applicable, Assignee encumbering or, where applicable, conveying security title to, the real property identified on Exhibit A hereto. Defined terms in this Assignment shall include in the singular number the plural and in the plural number the singular.

Section 2. Assignment. To secure the prompt payment and performance of each obligation secured by the Security Instrument, Assignor hereby grants, bargains, sells, assigns, transfers, conveys and sets over to Assignee all of Assignor’s estate, right, title, interest, claim and demand in, to and under the leases and other agreements, whether written or oral, affecting the use, enjoyment or occupancy of the Premises and/or the Improvements located thereon, whether now existing or hereafter arising (including any extensions, modifications or amendments thereto, collectively, the “Leases”), including, without limitation,

(a) all claims, rights, powers, privileges, remedies, options and other benefits of Assignor under the Leases including, without limitation, all cash or securities now or hereafter deposited thereunder (including, without limitation, any bond or other similar instrument obtained by Assignor and held in lieu of any such deposits or to secure such deposits) (collectively, the “Security Deposits”) to secure performance by tenants of their obligations thereunder, whether such Security Deposits are to be held until the expiration of the term of any Lease or applied to one or more of the installments of rent coming due immediately prior to the expiration of such term and all guarantees of any Leases or other rental arrangements, and

(b) any and all earnings, revenues, rents, issues, profits, proceeds, avails and other income of and from the Property including, without limitation, the Leases now due or to become due or to which Assignor may now or shall hereafter become entitled to claim or demand including, without limitation, the Security Deposits as and when applied by Assignor towards the payment of rents and other payments due pursuant to the Leases (collectively, the “Rents”), together with full power and authority, in the name of Assignor or otherwise, but without any obligation to do so, and subject to the provisions of this Assignment including, without limitation, Section 3, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to give receipts, releases and satisfaction, and to sue, in the name of Assignor or Assignee, for all of the Rents, to subject and subordinate at any time and from time to time, any Lease to the security title, security interest and lien, as applicable, of the Security Instrument or any other mortgage, deed of trust or deed to secure debt affecting the Property, to file any claims and to take any action which Assignee may deem necessary or advisable in connection therewith, and Assignor irrevocably appoints Assignee its true and lawful attorney-in-fact, coupled with an interest, at the option of Assignee at any time and from time to time to exercise any rights granted to Assignee herein. No exercise by Assignee of any rights of Assignor hereunder or under the other Loan Documents shall release Assignor from its obligations under the Leases.

Section 3. Certain Rights of Assignee. This Assignment constitutes an absolute, present assignment and not merely an assignment for additional security. All Rents shall be applied in accordance with the provisions of Article V of the Security Instrument for the purposes therein set forth including, without limitation, payments of interest and principal and any other amounts due and payable under the Note, Security Instrument or other Loan Documents. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Assignor shall have the right to operate the Property, enter into and modify Leases and commence summary proceedings against tenants under the Leases, all as more particularly set forth in Article VII of the Security Instrument.

Without limitation to any other provision hereof, upon the occurrence and during the continuance of an Event of Default, Assignee may (but shall have no obligation to so do), either in person, by agent or by a court-appointed receiver, at any time without notice, regardless of the adequacy of Assignee’s security, perform all acts necessary and appropriate for the operation and maintenance of the Property as set forth in the Security Instrument, all on such terms as are deemed best to protect the security of this Assignment. In the event Assignee elects to seek the appointment of a receiver for the Property, or any part thereof, upon the occurrence and during the continuance of an Event of Default, Assignor hereby expressly consents to the appointment of such receiver.

Subsequent to the occurrence and during the continuance of any Event of Default all Rents collected may be applied as Assignee shall determine in Assignee’s discretion, including without limitation to the costs, if any, of taking possession and control of and managing the Property, or any part thereof, and collecting such amounts, including, but not limited to, reasonable attorneys’ fees, receiver’s fees, premiums on receiver’s bonds, costs of repairs to the Property, or any part thereof, premiums on insurance policies, taxes, assessments and other charges on the Property, or any part thereof, and to the Debt in such order and priority as Assignee shall determine. Assignee and its agents or employees or the receiver shall have access to the books and records used in the operation and maintenance of the Property at reasonable times and upon reasonable notice to Assignor, and shall be liable to account only for those Rents actually received. Neither Assignee nor its agents, employees, officers or directors shall be liable to Assignor, any Person claiming under or through Assignor or any Person having an interest in the Leases or any other part of the Property by reason of Assignee’s rights or remedies hereunder or the exercise thereof other than with respect to the willful misconduct or gross negligence of Assignee, provided, however, that the foregoing provisions of this sentence shall not be deemed to alter or amend the provisions of any indemnification of Assignee (or its agents, employees, officers and directors) by Assignor hereunder or under the other Loan Documents.

If the Rents are not sufficient to meet the costs, if any, of taking possession and control of and managing the Property, any funds expended by Assignee for such purposes shall become a part of the Debt secured by this Assignment. Such amounts shall be payable upon notice from Assignee to Assignor requesting payment thereof and shall bear interest from the date of such notice at the Default Rate until paid.

Section 4. Representations and Warranties of Assignor. All of the representations and warranties contained in Section 2.05(o) of the Security Instrument are hereby incorporated by reference with the same force and effect as if fully restated herein.

Section 5. No Mortgagee in Possession. The acceptance by Assignee of this Assignment, with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Assignee, be deemed or construed to constitute Assignee a mortgagee-in-possession nor thereafter or at any time or in any event obligate Assignee to appear in or defend any action or proceeding relating to the Leases, the Rents or any other part of the Property, or to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases, or to assume any obligation or responsibility for any Security Deposits or other deposits delivered to Assignor by any obligor thereunder and not assigned and delivered to Assignee, nor shall Assignee be liable in any way for any injury or damage to Person or property sustained by any Person in or about the Premises; the collection of said Rents and application as aforesaid and/or the entry upon and taking possession of the Property or any part thereof by Assignee or a receiver shall not cure or waive, modify or affect any Event of Default so as to invalidate any act done pursuant to such Event of Default, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect, notwithstanding that the collection and application aforesaid of the Rents may have cured for the time the original Event of Default. If Assignee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent Event of Default, whether of the same or a different nature.

Section 6. Certain Agreements of Assignor. Assignor hereby covenants and agrees as follows:

(a) This Assignment shall transfer to Assignee all of Assignor’s right, title and interest in and to the Security Deposits, provided that Assignor shall have the right to retain the Security Deposits so long as no Event of Default shall have occurred and provided further, that Assignee shall have no obligation to any such tenant with respect to the Security Deposits unless and until Assignee comes into actual possession and control thereof;

(b) Assignor shall not terminate, grant concessions in connection with, modify or amend any Lease without the prior written consent of Assignee except in accordance with the terms of the Security Instrument;

(c) Assignor shall not collect or permit the prepayment of any Rent (other than Rents deemed "additional rent" under Leases) more than one (1) month in advance of the date on which it becomes due under the terms of any Lease (except that Assignor may collect or permit collection of Security Deposits subject to and only in accordance with the terms of the Security Instrument);

(d) Except as expressly permitted by the Security Instrument, Assignor shall not execute any further pledge or assignment of any Rent or any interest therein or suffer or permit any such assignment to occur by operation of law;

(e) Assignor shall faithfully perform and discharge all material obligations of the lessor under the Leases substantially in accordance with the terms thereof, and shall give prompt written notice to Assignee of any notice of Assignor’s default received from a tenant and shall furnish Assignee with a complete copy of said notice. Assignor shall appear in and defend any action or proceeding arising under or in any manner connected with the Leases;

(f) Assignor shall not waive, excuse, condone, discount, set-off, compromise or in any manner release or discharge any tenant under the Leases, of and from any material obligations, covenants, conditions and agreements by said tenant to be kept, observed and performed, including the obligation to pay Rents thereunder, except as permitted by the Security Instrument;

(g) Nothing herein shall be construed to impose any liability or obligation on Assignee under or with respect to the Leases. Neither this Assignment nor any action or inaction on the part of Assignee shall, without the prior written consent of Assignee, constitute an assumption on its part of any obligation under the Leases; nor shall Assignee have any obligation to make any payment to be made by Assignor under the Leases, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which have been assigned to Assignee or to which it may be entitled hereunder at any time or times. No action or inaction on the part of Assignee or its agents, employees, officers or directors shall adversely affect or limit in any way the rights of Assignee hereunder or under the Leases. Assignor shall indemnify and hold Assignee and its agents, employees, officers or directors harmless from and against any and all liabilities, losses and damages which Assignee or its agents, employees, officers or directors may incur under the Leases or by reason of this Assignment other than that resulting from Assignee’s gross negligence or willful misconduct, and of and from any and all claims and demands whatsoever which may be asserted against Assignee or its agents, employees, officers or directors by reason of any alleged obligations to be performed or discharged by Assignee under the Leases or this Assignment including, without limitation, any liability under the covenant of quiet enjoyment contained in any of the Leases in the event that any tenant shall have been joined as a party defendant in any action to foreclose the Security Instrument and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Property or any part thereof. Should Assignee or its agents, employees, officers or directors incur any liability, loss or damage under the Leases or under or by reason of this Assignment, except for liability, loss or damage resulting solely from Assignee’s gross negligence or willful misconduct, Assignor shall immediately upon demand reimburse Assignee, its agents, employees, officers or directors for the amount thereof together with all costs and expenses and reasonable attorneys’ fees incurred by Assignee or its agents, employees, officers or directors. All of the foregoing sums shall bear interest from the date so demanded until paid at the Default Rate. Any Rent collected by Assignee or its agents may be applied by Assignee in its discretion in satisfaction of any such liability, loss, damage, claim, demand, costs, expense or fees;

(h) Any Rents which may be received by Assignor hereafter relating to all or any portion of the term of any Lease from and after the date hereof shall be promptly delivered to Assignee to be applied pursuant to Section 3 hereof.

Section 7. Event of Default. The occurrence of an Event of Default pursuant to the Security Instrument shall constitute an event of default hereunder.

Section 8. Additional Rights and Remedies of Assignee. In addition to all other rights and remedies provided herein, under the Loan Documents, or otherwise available at law (including but not limited to those provided for in Neb. Rev. Stat. §52-1705, or comparable provision) or in equity, if an Event of Default occurs and is continuing, Assignee shall, in its sole discretion, have the following rights and remedies, all of which are cumulative:

(a) Assignee shall have the right at any time or times thereafter, at its sole election, without notice thereof to Assignor, to enforce the terms of the Leases, to sue for or otherwise collect the Rents, whether in Assignor’s or Assignee’s name, to enter upon, take possession and manage and control the Leases and any other part of the Property, with or without notice, either in person, by agent or by court-appointed receiver, and to otherwise do any act or incur any costs or expense as Assignee shall deem proper to protect the security hereof, as fully and to the same extent as Assignor could do in possession, and in such event to apply the Rents so collected to the operation and management of the Property, or any part thereof, but in such order as Assignee may deem proper, and including payment of reasonable management, brokerage and attorneys’ fees, in the name of Assignor, Assignee, a nominee of Assignee, or in any or all of the said names;

(b) Assignee shall have the right at any time or times, at its sole election, without notice thereof, except such notice as may be expressly provided in the Security Instrument, if any, to Assignor, to declare all sums secured hereby immediately due and payable and, at its option, exercise any and/or all of the rights and remedies contained in the Note, the Security Instrument and the other Loan Documents; and

(c) Assignee shall have the right to assign all or any portion of Assignee’s right, title and interest under this Assignment in any of the Leases to any subsequent holder of the Note or any participating interest therein or to any Person acquiring title to the Leases or any other portion of the Property through foreclosure or otherwise. Any subsequent assignee shall have all the rights and powers herein provided to Assignee.

Section 9. Additional Security. Assignee may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of such indebtedness, without prejudice to any of its rights under this Assignment. Assignor shall from time to time upon request of Assignee, specifically assign to Assignee, as additional security for the payment of the Debt, by an instrument in writing in such form as may be reasonably approved by Assignee, all right, title and interest of Assignor in and to any and all Leases now or hereafter on or affecting the Premises, together with all security therefor and all Rents payable thereunder, subject to the terms hereof. Assignor shall also deliver to Assignee any notification, financing statement or other document reasonably required by Assignee to perfect the assignment as to any such Lease.

Section 10. Absolute Assignment; Release. The assignment made hereby is an absolute and unconditional assignment of rights only, and not a delegation of duties. The execution and delivery hereof shall not in any way impair or diminish the obligations of Assignor under the provisions of each and every Lease nor shall such execution and delivery cause any of the obligations contained in the Leases to be imposed upon Assignee. The assignment contained herein and all rights herein assigned to Assignee shall cease and terminate as to all Leases and Rents upon the payment in full of the Debt. In the event Assignee shall have in its possession any Rents or Security Deposits after payment in full of the Debt, Assignee shall return or cause such Rents and/or Security Deposits to be returned to Assignor in accordance with the terms of the Security Instrument. In the event that the assignment contained herein shall so terminate, Assignee shall, upon the written request of Assignor, deliver to Assignor a termination of this Assignment which shall be in recordable form, together with a notice to tenants of the Premises instructing such tenants to make all future payments of Rent to Assignor or to such other Person as Assignor may direct.

Section 11. Effect on Rights Under Other Documents. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms of the Loan Documents. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. This Assignment is intended to be supplementary to and not in substitution for or in derogation of any assignment of rents contained in the Security Instrument or in any other document.

Section 12. Further Assurances. Assignor hereby agrees that it shall, whenever and as often as it shall be reasonably requested to do so by Assignee, execute, acknowledge and deliver, or cause to be executed, acknowledged, and delivered, in form and substance reasonably acceptable to Assignee, any and all such further conveyances, instruments, documents, approvals, consents, and memoranda of the other documents and to do any and all other acts as may be reasonably necessary or appropriate to effectuate the terms of this Assignment. This Assignment or a memorandum hereof may be recorded by Assignee at any time.

Section 13. No Waiver. A waiver by Assignee of any of its rights hereunder or under the Leases or of a breach of any of the covenants and agreements contained herein to be performed by Assignor shall not be construed as a waiver of such rights in any succeeding instance or of any succeeding breach of the same or other covenants, agreements, restrictions or conditions. No waiver by Assignee hereunder shall be effective unless in writing.

Section 14. Marshalling. Notwithstanding the existence of any other security interest in the Property or any part thereof held by Assignee or by any other party, Assignee shall have the right to determine the order in which any of the Leases or any other portion of the Property shall be subjected to the remedies provided herein. Assignee shall have the right to determine the order in which any or all portions of the Debt are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Assignee and any Person who now or hereafter acquires a security interest in any of the Leases or any other portion of the Property and who has actual or constructive notice hereof hereby waives, to the extent permitted by law, any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable Legal Requirements or provided herein.

Section 15. Notices. All notices, demands, requests, consents, approvals or communications required under this Assignment shall be in writing and shall be deemed to have been properly given if delivered in accordance with the provisions of the Security Instrument at the addresses set forth in the Security Instrument. To the extent that any tenant under any of the Leases shall request under Neb. Rev. Stat. §552-1706 reasonable proof of the Assignment, Assignor agrees that a photocopy of this recorded Assignment shall constitute sufficient proof that an assignment has been made.

Section 16. Counterparts; Construction. This Assignment may be executed in any number of counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been signed by or on behalf of each of the parties hereto, although it shall not be necessary that any signed counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument.

Section 17. Governing Law; Severability. This Assignment shall be governed by and construed under the laws of the state in which the Property is situated, except to the extent that any of such laws may now or hereafter be preempted by Federal Law, in which case such Federal Law shall so govern and be controlling and enforced as if all such illegal, invalid or unenforceable provisions had never been inserted herein.

Section 18. Modification. This Assignment may not be modified or amended except by written agreement of the parties.

Section 19. Binding Agreement. Assignee may, from time to time, without notice to Assignor, assign, transfer or convey this Assignment and the other Loan Documents or all or any of its interest hereunder or under all or any of the other Loan Documents and, notwithstanding any such assignment, transfer or conveyance, this Assignment and the other Loan Documents shall remain in full force and effect. This Assignment shall be binding upon Assignor, its successors and assigns, and shall inure to the benefit of Assignee and its successors and assigns.

Section 20. TRIAL BY JURY. ASSIGNOR HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY ASSIGNEE OR ITS AGENTS AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM ASSIGNOR MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY ASSIGNEE OR ITS AGENTS AGAINST ASSIGNOR OR IN ANY MATTERS WHATSOEVER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH ASSIGNOR, THIS ASSIGNMENT, THE NOTE, THE SECURITY INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

Section 21. Bankruptcy.

(a) Upon or at any time after the occurrence of and during the continuance of an Event of Default, Assignee shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b) If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Assignee not less than ten (10) days’ prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Lease. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Lease to Assignee pursuant to Section 365 of the Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Lease. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Assignee of the covenant provided for in clause (ii) of the preceding sentence.

* * * * *

IN WITNESS WHEREOF, Assignor has executed this Assignment on the day and year first hereinabove set forth.

LVP OAKVIEW STRIP CENTER LLC, a Delaware limited liability company

By:	David Lichtenstein
Name: David Lichtenstein Title: President

c/o The Lightstone Group 326 Third Street Lakewood, New Jersey 08701

STATE OF NEBRASKA	)
) ss.
COUNTY OF _____________	)

The foregoing instrument was acknowledged before me this ______ day of December, 2006 by David Lichtenstein as President of LVP OAKVIEW STRIP CENTER LLC, a Delaware limited liability company, on behalf of the limited liability company.

EXHIBIT A

(Legal Description)

Attached to and forming a part of file number: CRS22144

Parcel 1:

Lots 1, 2, 13 and 14, Oak View Plaza 3rd Platting, an Addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska, EXCEPT that part of said Lot 13 dedicated for street widening as filed within Book 1280 at Page 429 of the Miscellaneous Records of Douglas County, Nebraska.

Together with Reciprocal Access, Parking and Utility rights as set forth in Declaration of Protective Covenants recorded in Book 815 at Page 326 and Amendment to Declaration of Protective Covenants recorded in Book 1019 at Page 142 and in Declaration of Covenants, Easements and Restrictions recorded in Book 1030 at Page 603 and First Amendment to Declaration of Covenants, Easements and Restrictions recorded in Book 1049 at Page 336, and Second Amendment to Declaration of Covenants recorded May 17, 2006 as Instrument No.2005056364;

And also together with rights of ingress and egress as set forth upon the Plat of Oak View Plaza (3rd Platting), filed September 19,1996 in Book 2043 at Page 318 of the Deed Records; And also together with Beneficial RIGHT-OF-WAY EASEMENT, recorded June 25,1987 in Book 818 at Page 626 of the Miscellaneous Records

And together with SANITARY, STORM SEWER AND UTILITY EASEMENT recorded September 11, 1992 in Book 1030 at Page 645 of the Miscellaneous Records;

And also Together with SANITARY, STORM SEWER AND UTILITY EASEMENT and recorded November 23, 1992 in Book 1043 at Page 701 of the Miscellaneous Records; And also together with Permanent Building Encroachment Easement set forth by instrument filed August 22, 2000 in Book 1348 at Page 702 all of the Records of Douglas County, Nebraska; subject to all liens and encumbrances affecting the same.

Parcel 2:

Lot 1, Oak View Plaza (3rd Platting) Replat Three, an Addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska.

Together with Reciprocal Access, Parking and Utility rights as set forth In Declaration of Protective Covenants recorded in Book 815 at Page 326 and Amendment to Declaration of Protective Covenants recorded in Book 1019 at Page 142 and in Declaration of Covenants, Easements and Restrictions recorded In Book 1030 at Page 603 and First Amendment to Declaration of Covenants, Easements and Restrictions recorded in Book 1049 at Page 336, and Second Amendment to Declaration of Covenants recorded May 17, 2006 as Instrument No.2005056364;

And together with rights of ingress and egress as set forth upon the Plat of Oak View Plaza (3rd Platting), filed September 19, 1996 in Book 2043 at Page 318 of the Deed Records; and also together with Reciprocal Access, Parking and rights of ingress/egress as set forth within the Reciprocal Easement Agreement recorded September 19,1997 in Book 1222 at Page 699;

and also together with Beneficial RIGHT-OF-WAY EASEMENT recorded June 25,1987 in Book 818 at Page 626 of the Miscellaneous Records;

and also together with SANITARY, STORM SEWER AND UTILITY EASEMENT recorded September 11, 1992 in Book 1030 at Page 645 of the Miscellaneous Records; and also Together with SANITARY, STORM SEWER AND UTILITY EASEMENT recorded November 23, 1992 in Book 1043 at Page 701 of the Miscellaneous Records;

and also together with non-exclusive easement rights set forth within Deed of Easement for Subsurface Construction Elements set forth within the instrument filed September 14, 2004 as instrument number 2004122176 all of the Records of Douglas County, Nebraska; subject to all liens and encumbrances affecting the same.

Parcel 3:

Lot 1, Oak View Plaza (3rd Platting) Replat Four, an Addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska.

Together with Reciprocal Access, Parking and Utility rights as set forth in Declaration of Protective Covenants recorded in Book 815 at Page 326 and Amendment to Declaration of Protective Covenants recorded in Book 1019 at Page 142 and in Declaration of Covenants, Easements and Restrictions recorded in Book 1030 at Page 603 and First Amendment to Declaration of Covenants, Easements and Restrictions recorded in Book 1049 at Page 336, and Second Amendment to Declaration of Covenants recorded May 17, 2006 as Instrument No.2005056364;

and also together with rights of ingress and egress as set forth upon the Plat of Oak View Plaza (3rd Platting), filed September 19,1996 in Book 2043 at Page 318 of the Deed Records;

and also together with Reciprocal Access, Parking and rights of ingress/egress as set forth within the Reciprocal Easement Agreement recorded September 19, 1997 in Book 1222 at Page 699;

and also together with Beneficial RIGHT-OF-WAY EASEMENT, recorded June 25,1987 in Book 818 at Page 626 of the Miscellaneous Records;

and also together with SANITARY, STORM SEWER AND UTILITY EASEMENT recorded September 11, 1992 in Book 1030 at rage 645 of the Miscellaneous Records;

and also Together with SANITARY, STORM SEWER AND UTILITY EASEMENT recorded November 23, 1992 in Book 1043 at Page 701 of the Miscellaneous Records;

and also together with non-exclusive easement rights set forth within Deed of Easement for Subsurface Construction Elements set forth within the instrument filed May 17, 2005 as instrument number 2005056363, as further amended pursuant to the Amended Deed of Easement for Subsurface Construction Elements filed July 1, 2005 as instrument number 2005076870, all of the Records of Douglas County, Nebraska; subject to all liens and encumbrances affecting the same.